Fourth Quarter 2006 Earnings Presentation Gary Black Chief Executive Officer January 25, 2007 Dave Martin Executive Vice President and Chief Financial Officer C-0107-260 4/15/07 Robert Garvy INTECH Chairman and Chief Executive Officer

Highlights (1) 4Q 2006 GAAP EPS of $0.19 up from $0.15 in 3Q 2006, resulting in full year 2006 GAAP EPS of $0.66 up from $0.40 ($0.52 adjusted) in 2005 (2) Assets Under Management (“AUM”) at December 31, 2006 of $167.7 billion, up 5.9% for the quarter and 12.9% for the year Relative performance remains strong across multiple time periods 63%, 73%, and 72% of JIF funds in the top 2 Lipper quartiles on a 1-, 3-, and 5-year total return basis, respectively, as of December 31, 2006 (3) Total company long-term net flows for 4Q 2006 of $(0.7) billion versus $(0.1) billion in 3Q 2006 Includes $3.2 billion of Janus legacy sub-advised mandate redemptions Investment Management (“IM”) operating margin of 25.6% in 4Q 2006 up from 24.9% in 3Q 2006 Repurchased $125 million of JNS stock at an average price per share of $20.50 in 4Q 2006, resulting in a net share reduction of 10.4% for the year Notes: The amounts presented and the discussions of our results on our Earnings Call are on a GAAP basis, unless otherwise indicated. The adjusted amount presented is on an adjusted (non-GAAP) basis. The table on p. 29 presents a detailed reconciliation of GAAP to adjusted basis results and provides a discussion of management’s use of adjusted basis results. Data presented reflects past performance which is no guarantee of future results. Please see p. 7 and 31-34 for complete Lipper rankings, Morningstar ratings and performance.

2006 Accomplishments Strong relative investment performance across multiple time periods with significant improvement on flagship funds (1) Leveraged Janus and INTECH research capabilities into new product categories Launched new Janus-managed long/short, global, team-managed and asset allocation products Launched new INTECH global and international products Transformed business model to focus on intermediary and institutional channels Improved operating margins and EPS Proactive capital management with nearly $500 million of share repurchases in 2006 IRS acceptance of Janus’ 355 tax position Gaining positive recognition for our progress Note: References to performance reported as of 12/31/2006. Flagship funds referred to include Janus Fund and Worldwide Fund. Please see p. 7 and 31-34 for complete Lipper rankings, Morningstar ratings and performance.

2007 Goals Maintain strong overall investment performance with continued improvement on flagship funds Achieve positive long-term net flows for Janus (ex-INTECH) by year-end Continue distribution build-out and increase penetration in the intermediary and institutional channels Broaden global product set and expand non-U.S. distribution footprint in target countries Revitalize the “Janus” brand Increase IM operating margins

Investment performance remains strong Janus products continue to outperform a majority of their peers across multiple time periods (1) 70%, 87% and 80% of Janus-managed JIF equity funds in the top 2 Lipper quartiles on a 1-, 3-, and 5-year total return basis, respectively, as of December 31, 2006 50% of JIF funds have a 4/5 star Morningstar overall rating at December 31, 2006 Performance on flagship funds has improved considerably, as of the end of the year (1) Janus Fund back in the top 2 Lipper quartiles on a 1-, 3-, 5- and 10-year total return basis Worldwide Fund now in the 56th Lipper percentile on a 1-year total return basis, up from 83rd at the end of 3Q 2006 Janus is being recognized throughout the industry for strong performance Six Janus funds named “Category Kings” across four categories by The Wall Street Journal in their “Mutual Funds Quarterly Review” published on January 4, 2007 Janus named “Most Improved” fund shop in 2006 in a Morningstar article published on December 11, 2006 Note: Performance reported as of 12/31/2006. Data presented reflects past performance, which is no guarantee of future results. See p. 7 and 31-34, for complete Lipper rankings, Morningstar ratings and performance. Percentile ranking calculations exclude Janus Money Market Funds.

Over 70% of JIF funds in the top two Lipper quartiles on a 3- and 5-year basis, as of December 31, 2006 (1) Past performance is no guarantee of future results. (1) References Lipper relative performance on a 3- and 5-year basis as of 12/31/2006. (2) JIF Funds do not include Janus World Funds, Janus Adviser Series, Janus Aspen Series, Sub-advised and Money Markets. (3) Janus-Managed JIF Equity Funds also do not include JIF Value Funds, JIF Income Funds, and INTECH Risk-Managed Stock Fund. As of 12/31/2006, the number of funds in the Janus Investment Funds is 27. Funds not ranked by Lipper are not included in the analysis. Funds are ranked within their corresponding Lipper classification for the specified time period. See p. 7 for complete Lipper rankings. 1-Year Basis 3-Year Basis Percent of Funds in Top 2 Lipper Quartiles Based on Total Returns All JIF Funds (2) Janus- Managed JIF Equity Funds (3) 5-Year Basis 56% 56% 61% 56% 65% 19% 17% 22% 11% 5% 72% 67% 75% 83% 70% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 12/31/05 3/31/06 6/30/06 9/30/06 12/31/06 Percent of Janus Managed Equity JIF Funds . 1st Quartile 2nd Quartile 46% 48% 52% 48% 50% 23% 17% 26% 30% 23% 65% 78% 68% 78% 73% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 12/31/05 3/31/06 6/30/06 9/30/06 12/31/06 Percent of Janus Investment Funds . 1st Quartile 2nd Quartile 33% 44% 44% 53% 20% 25% 44% 27% 47% 20% 67% 88% 80% 69% 53% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 12/31/05 3/31/06 6/30/06 9/30/06 12/31/06 Percent of Janus Managed Equity JIF Funds . 1st Quartile 2nd Quartile 56% 56% 63% 63% 67% 19% 19% 25% 25% 20% 75% 88% 87% 88% 75% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 12/31/05 3/31/06 6/30/06 9/30/06 12/31/06 Percent of Janus Managed Equity JIF Funds . 1st Quartile 2nd Quartile 33% 33% 36% 36% 43% 24% 29% 27% 41% 29% 62% 77% 72% 64% 57% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 12/31/05 3/31/06 6/30/06 9/30/06 12/31/06 Percent of Janus Investment Funds .

All JIF Growth funds outperforming the majority of peers on a 1-, 3-, and 5-year total return basis *Closed to new investors. ‡ In accordance with NASD regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year. Past performance is no guarantee of future results. Lipper Inc. – A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested. (1) Ranking is for the investor share class only; other classes may have different performance characteristics. (2) AUM for the asset allocation funds are not reported separately as they have been reflected in the respective underlying funds. If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period. 12/31/06 PM Percentile Rank / Percentile Rank / Percentile Rank / Percentile Rank / Percentile Rank / AUM ($mms) Inception Lipper Category Rank (%) Total Funds Rank (%) Total Funds Rank (%) Total Funds Rank (%) Total Funds Rank (%) Total Funds Growth Funds Janus Fund 11,413 $ Jan-06 Large-Cap Growth Funds 9 58 / 723 50 306 / 616 34 170 / 505 43 80 / 186 Janus Twenty Fund* 9,785 $ Aug-97 Large-Cap Growth Funds 6 43 / 723 1 1 / 616 3 12 / 505 2 2 / 186 2 4 / 230 Janus Research Fund 3,882 $ Jan-06 Large-Cap Growth Funds 25 178 / 723 14 82 / 616 18 91 / 505 5 8 / 186 Janus Orion Fund 3,339 $ Jun-00 Multi-Cap Growth Funds 4 15 / 489 2 5 / 394 6 17 / 310 - - 33 76 / 230 Janus Enterprise Fund 1,775 $ Jan-02 Mid-Cap Growth Funds 15 90 / 621 9 42 / 489 21 80 / 385 60 92 / 153 12 46 / 391 Janus Venture Fund* 1,466 $ Jan-01 Small-Cap Growth Funds 1 2 / 557 10 43 / 456 10 35 / 374 30 41 / 136 16 53 / 336 Janus Global Research Fund 123 $ Feb-05 Multi-Cap Growth Funds 4 17 / 489 - - - - - - 2 7 / 434 Janus Triton Fund 118 $ Jun-06 Small-Cap Growth Funds 16 88 / 557 - - - - - - Core Funds Janus Growth and Income Fund 6,791 $ Dec-03 Large-Cap Core Funds 94 757 / 811 18 122 / 680 31 180 / 581 4 9 / 251 18 122 / 682 Janus Contrarian Fund 4,513 $ Feb-00 Multi-Cap Core Funds 1 2 / 909 1 1 / 646 1 3 / 468 - - 12 40 / 341 Janus Balanced Fund 2,498 $ Apr-05 Mixed-Asset Target Alloc. Mod. Funds 53 224 / 425 25 75 / 306 38 82 / 219 4 4 / 107 14 55 / 393 Janus Fundamental Equity Fund 1,041 $ Apr-05 Large-Cap Core Funds 83 669 / 811 2 9 / 680 7 36 / 581 1 1 / 251 3 22 / 769 INTECH Risk-Managed Stock Fund 523 $ Feb-03 Multi-Cap Core Funds 74 671 / 909 12 76 / 646 - - - - 31 176 / 582 Global/International Funds Janus Overseas Fund 6,375 $ Jun-03 International Funds 1 1 / 968 1 1 / 798 8 51 / 650 4 9 / 260 1 1 / 758 Janus Worldwide Fund 4,499 $ Jun-04 Global Funds 56 211 / 381 96 288 / 302 96 221 / 230 68 66 / 97 81 250 / 309 Janus Global Technology Fund 910 $ Jan-06 Science & Technology Funds 39 111 / 291 37 97 / 262 50 119 / 238 - - Janus Global Life Sciences Fund 889 $ Dec-98 Health/Biotechnology Funds 89 160 / 179 38 60 / 159 63 84 / 134 - - 41 20 / 48 Janus Global Opportunities Fund 151 $ Jun-01 Global Funds 97 368 / 381 93 279 / 302 52 120 / 230 - - 27 58 / 216 Value Funds Janus Mid Cap Value Fund - Inv (1) 5,369 $ Aug-98 Mid-Cap Value Funds 57 169 / 296 54 119 / 222 46 76 / 166 - - 6 4 / 68 Janus Small Cap Value Fund - Inv.* (1) 1,078 $ Feb-97 Small-Cap Core Funds 73 507 / 702 77 413 / 542 75 318 / 425 - - 15 20 / 135 Income Funds Janus Flexible Bond Fund 759 $ Dec-91 Intermediate Inv Grade Debt Funds 40 192 / 486 53 221 / 419 18 62 / 357 33 49 / 151 4 2 / 52 Janus High-Yield Fund 532 $ Dec-03 High Current Yield Funds 25 114 / 457 38 147 / 388 60 189 / 315 16 19 / 118 38 147 / 388 Janus Short-Term Bond Fund 172 $ Jun-03 Short Investment Grade Debt Funds 45 105 / 235 33 64 / 195 44 62 / 140 36 26 / 72 26 47 / 180 Janus Federal Tax-Exempt Fund 96 $ Feb-05 General Muni Debt Funds 57 145 / 257 77 193 / 250 67 151 / 227 81 117 / 145 52 131 / 251 Asset Allocation Funds Janus Smart Portfolio-Growth (2) N/A Dec-05 Mixed-Asset Target Alloc. Growth Funds 8 45 / 587 - - - - - - 8 45 / 591 Janus Smart Portfolio-Moderate (2) N/A Dec-05 Mixed-Asset Target Alloc. Mod. Funds 12 51 / 425 - - - - - - 12 51 / 425 Janus Smart Portfolio-Conservative (2) N/A Dec-05 Mixed-Asset Target Alloc. Cons. Funds 5 14 / 337 - - - - - - 5 14 / 341 Since PM Inception ‡ ‡ ‡ ‡ Janus Investment Funds ("JIF") 1-Year 10-Year 3-Year 5-Year Lipper Rankings Based on Total Returns as of 12/31/06 Lipper Quartile: 1st 2nd 3rd 4th

Value continues to outperform Growth (Russell 1000 Growth vs. Russell 1000 Value) Source: Confluence (2006) Market improvement in 2006 across various indices (1) Note: Data presented reflects past performance, which is no guarantee of future results. Challenging market environment for Growth continues Source: Confluence (2006) Net outflows continue for Growth (Monthly net flows for domestic mutual funds in $ billions, January 2006 – December 2006) Source: Strategic Insight, Simfund (2006) Strong equity flow momentum in 2H 2006 (Monthly net flows for mutual funds in $ billions, January 2006 – December 2006) Source: Strategic Insight, Simfund (2006) 9.1% 5.9% 5.3% 22.2% 7.1% 8.0% -8.0% -4.0% 0.0% 4.0% 8.0% 12.0% 16.0% 20.0% 24.0% 28.0% 2005 Return 4Q 2006 Return 2006 Return Russell 1000 Growth Russell 1000 Value ` Other Key Indices (Cumulative returns over designated periods) FY 2005 4Q 2006 FY 2006 S&P 500 4.9% 6.7% 15.8% MSCI World 9.5% 8.4% 20.1% MSCI EAFE 13.5% 10.4% 26.3% MSCI EAFE Growth 13.3% 9.4% 22.3% MSCI EAFE Value 13.8% 11.3% 30.4% ($12) ($8) ($4) $0 $4 $8 Jan'06 Feb'06 Mar'06 Apr'06 May'06 Jun'06 Jul'06 Aug'06 Sep'06 Oct'06 Nov'06 Dec'06 Growth Value Growth minus Value

Total company long-term net flows remain near breakeven on strong INTECH sales Notes: Long-term net flows depicted exclude money market flows. Net flows for the three funds include all mutual fund net flows across all share classes of the Janus Overseas Fund, Contrarian Fund and Forty Fund. Net Outflows Net Inflows Total company long-term net flows of $(0.7) billion in 4Q 2006 Janus (ex-INTECH) long-term net flows of $(4.3) billion in 4Q 2006 include $3.2 billion of legacy sub-advised redemptions Key Janus funds (Overseas, Contrarian and Forty) generated $1.3 billion of positive net flows in the quarter (2) INTECH long-term net flows of $3.6 billion in 4Q 2006 Total Company Long-Term Net Flows by Quarter (1) ($ in billions) INTECH Net Flows by Quarter ($ in billions) Janus (ex-INTECH) Long-Term Net Flows by Quarter (1) ($ in billions) ($8.0) ($4.0) $0.0 $4.0 $8.0 4Q 2004 1Q 2005 2Q 2005 3Q 2005 4Q 2005 1Q 2006 2Q 2006 3Q 2006 4Q 2006 $0.0 $2.0 $4.0 $6.0 $8.0 4Q 2004 1Q 2005 2Q 2005 3Q 2005 4Q 2005 1Q 2006 2Q 2006 3Q 2006 4Q 2006

Flows by Channel (1) ($ in billions, unless otherwise stated) Gross sales improvement across all channels in the fourth quarter Institutional (2) (AUM $56.3 billion) Retail (2) (AUM $49.0 billion) Notes: Annualized sales and redemption rates calculated as a percentage of beginning of period assets. Retail channel as defined includes all domestic Retail Direct and Supermarket Retail assets. Domestic Intermediary channel as defined includes all Broker Dealer, Registered Investment Advisors,  Bank & Trust, Insurance, and Investment-only Retirement assets.  International channel as defined includes all assets sold outside the US. Institutional channel as defined includes all domestic Institutional assets, however, assets and flows depicted for Institutional on this slide exclude Institutional Money Market. Gross sales and redemptions for the Intermediary channel in 1Q 2006 have been restated from previously disclosed amounts, with no impact to net flows or assets. International (2,3) (AUM $11.3 billion) Domestic Intermediary (2,3) (AUM $45.3 billion) $4.0 $2.2 $2.7 $4.9 $4.1 ($0.4) ($1.4) ($0.6) ($0.8) ($1.6) ($4) ($2) $0 $2 $4 $6 $8 4Q05 1Q06 2Q06 3Q06 4Q06 $2.5 $3.5 $2.8 $2.7 $3.0 ($4.0) ($2.8) ($5.0) ($2.8) ($6.3) ($12) ($8) ($4) $0 $4 $8 4Q05 1Q06 2Q06 3Q06 4Q06 $2.0 $0.7 $1.6 $1.5 $2.5 ($1.0) ($0.9) ($1.4) ($1.3) ($1.4) ($4) ($2) $0 $2 $4 4Q05 1Q06 2Q06 3Q06 4Q06 23% 31% 23% 25% 27% 26% 36% 42% 26% 56% 52% 40% 55% 48% 57% 123% 62% 63% 28% 79% 12% 20% 16% 10% 15% 17% 20% 20% 17% 19% 43% 47% 23% 19% 31% 4% 14% 5% 7% 13%

INTECH Robert Garvy INTECH Chairman and Chief Executive Officer

INTECH uses mathematical investment strategies to construct portfolios that seek to outperform their particular benchmarks. The implementation involves periodic portfolio optimizations using proprietary software. The optimizations seek to establish optimal weightings for the component securities of a portfolio. Between optimizations, the portfolios are rebalanced at certain intervals to maintain the actual security weightings close to the optimal weightings as determined by INTECH. Portfolio rebalancing decisions involve consideration of the effect of transaction costs on the portfolio. Daily supervisory oversight is exercised to assure optimal implementation of the process, timing of securities transactions, measurement of market liquidity, and allocation of brokerage transactions. INTECH’s long-term track record and research driven process have been catalysts for growth INTECH Assets Under Management ($ in billions, AUM as of year-end) 2001 to 2006 CAGR (1) = 61.3% Founded in 1987 82.5%-owned subsidiary of Janus Offices in Palm Beach Gardens, FL and Princeton, NJ INTECH employed 68 people as of December 31, 2006 INTECH has one of the longest continuous records of mathematical investing in the industry INTECH employs a mathematical investment process which attempts to build a portfolio that will outperform a benchmark index with similar risk INTECH’s investment process does not employ fundamental analysis, but uses relative stock volatility and correlation to construct portfolios Risk management is a key objective of the process Process Overview Note: CAGR as used in this presentation represents Compound Annual Growth Rate. $5.7 $7.3 $14.3 $25.8 $44.7 $62.3 $0 $10 $20 $30 $40 $50 $60 $70 2001 2002 2003 2004 2005 2006

Global product launched January 2006 International product launched January 2007 Long/Short products seeded late 2006 and expected to launch 2007 Collared Long/Short (120/20) Absolute Return Long/Short With considerable capacity and new product opportunities, INTECH is well positioned to expand on its success INTECH’s partnership with Janus Complementary nature of fundamental growth and mathematical products – research is our collective focus Capacity in excess of $120 billion domestically; expansion into international provides added capacity Integrated sales, client service and operations with Janus Net flows continue to reflect strong demand $16.1 billion in 2005, $12.0 billion in 2006 New institutional product introductions INTECH’s strategic focus is to expand into areas that are well suited to the application of its mathematical investment process

Enhanced Plus Group: CAI: Core Equity Style Source: Callan Associates Inc. (CAI) Relative gross performance and rankings (1,2) (Performance reported as of 9/30/06) Alpha and information ratio rankings (1) (Since inception – 7/1/87) Source: CAI Notes: Data presented reflects past performance, which is no guarantee of future results. Important definitions can be found on p. 37. CAI’s software has been used by INTECH to create the performance and risk related exhibits. A fee was paid to the firm for the use of the software. The results are presented gross of fees and are annualized for periods of one year or longer. Enhanced Plus composite returns as of 9/30/2006 net of fees were as follows: 10.70% (1-year), 14.87% (3-years), 9.72% (5-years), 10.57% (10-years), and 11.83% (since inception). Please see p. 36 for latest 12/31/2006 standardized performance. Percentile Ranking Percentile Ranking # in Category # in Category %-ile Rank %-ile Rank Alpha Information Ratio 100 90 80 70 60 50 40 30 20 10 0 10th Pct 2.83 0.74 25th Pct 2.32 0.47 Median 1.09 0.36 75th Pct 0.55 0.23 90th Pct (0.14) (0.04) # 20 20 EP A 1.63 0.76 Rank 33 10 Rankings A (33) A (10) Last Year Years Last 3 Years Last 5 Years Last 10 7/1/87 Inception Since 100 90 80 70 60 50 40 30 20 10 0 10th Pct 14.27 15.44 10.01 11.14 13.29 25th Pct 11.94 14.83 8.84 10.62 12.60 Median 10.68 13.14 7.62 9.75 11.51 75th Pct 9.36 11.22 6.65 9.10 10.81 90th Pct 6.24 9.39 4.65 8.15 10.11 # 42 42 42 41 20 EP A 11.03 15.27 10.12 10.99 12.26 S&P:500 B 10.79 12.30 6.97 8.59 10.51 Rank 44 14 9 17 38 Returns Rankings A (44) A (14) A (9) A (17) A (38) B (48) B (70) B (68) B (83) B (86) Last Year Years Last 3 Years Last 5 Years Last 10 7/1/87 Inception Since 100 90 80 70 60 50 40 30 20 10 0 10th Pct 14.27 15.44 10.01 11.14 13.29 25th Pct 11.94 14.83 8.84 10.62 12.60 Median 10.68 13.14 7.62 9.75 11.51 75th Pct 9.36 11.22 6.65 9.10 10.81 90th Pct 6.24 9.39 4.65 8.15 10.11 # 42 42 42 41 20 EP A 11.03 15.27 10.12 10.99 12.26 S&P:500 B 10.79 12.30 6.97 8.59 10.51 Rank 44 14 9 17 38 Returns Rankings A (44) A (14) A (9) A (17) A (38) B (48) B (70) B (68) B (83) B (86) Alpha Information Ratio 100 90 80 70 60 50 40 30 20 10 0 10th Pct 2.83 0.74 25th Pct 2.32 0.47 Median 1.09 0.36 75th Pct 0.55 0.23 90th Pct (0.14) (0.04) # 20 20 EP A 1.63 0.76 Rank 33 10 Rankings A (33) A (10)

Notes: Data presented reflects past performance, which is no guarantee of future results. Important definitions can be found on p. 37. CAI’s software has been used by INTECH to create the performance and risk related exhibits. A fee was paid to the firm for the use of the software. The results are presented gross of fees and are annualized for periods of one year or longer. Large Cap Growth composite returns as of 9/30/2006 net of fees were as follows: 7.25% (1-year), 12.56% (3-years), 9.38% (5-years), 13.93% (10-years), and 15.09% (since inception). Please see p. 36 for latest 12/31/2006 standardized performance. Large Cap Growth Group: CAI: Large Cap Growth Style Relative gross performance and rankings (1,2) (Performance reported as of 9/30/06) Alpha and information ratio rankings (1) (Since inception – 7/1/93) Source: CAI Source: CAI Percentile Ranking Percentile Ranking S&P: 500 Growth The CAI benchmark for the LCG gross performance and rankings shown above is a blend of two indices. From inception to 12/15/2005, the benchmark was 100% Barra index and from 12/16/2005 to current month-end was 100% Citigroup index. For further explanation please see p. 37. # in Category %-ile Rank # in Category %-ile Rank Last Year Years Last 3 Years Last 5 Years Last 10 7/1/93 Inception Since 100 90 80 70 60 50 40 30 20 10 0 10th Pct 10.51 12.95 7.70 9.91 13.12 25th Pct 7.77 11.06 6.11 8.72 11.09 Median 5.45 8.91 4.29 7.25 10.30 75th Pct 3.76 7.57 3.72 6.43 9.32 90th Pct 2.25 5.69 2.92 5.32 8.41 # 44 44 43 43 37 LCG A 7.72 13.12 9.95 14.54 15.71 S&P:500 B 7.15 8.43 4.71 7.29 9.85 Growth Rank 27 9 5 5 3 Returns Rankings A (27) A (9) A (5) A (5) A (3) B (31) B (63) B (40) B (49) B (60) Alpha Information Ratio 100 90 80 70 60 50 40 30 20 10 0 10th Pct 2.43 0.32 25th Pct 1.68 0.21 Median 0.42 0.06 75th Pct (0.30) (0.05) 90th Pct (1.47) (0.27) # 37 37 LCG A 6.00 1.36 Growth Rank 3 3 Rankings A (3) A (3) Last Year Years Last 3 Years Last 5 Years Last 10 7/1/93 Inception Since 100 90 80 70 60 50 40 30 20 10 0 10th Pct 10.51 12.95 7.70 9.91 13.12 25th Pct 7.77 11.06 6.11 8.72 11.09 Median 5.45 8.91 4.29 7.25 10.30 75th Pct 3.76 7.57 3.72 6.43 9.32 90th Pct 2.25 5.69 2.92 5.32 8.41 # 44 44 43 43 37 LCG A 7.72 13.12 9.95 14.54 15.71 S&P:500 B 7.15 8.43 4.71 7.29 9.85 Growth Rank 27 9 5 5 3 Returns Rankings A (27) A (9) A (5) A (5) A (3) B (31) B (63) B (40) B (49) B (60) Last Year Years Last 3 Years Last 5 Years Last 10 7/1/93 Inception Since 100 90 80 70 60 50 40 30 20 10 0 10th Pct 10.51 12.95 7.70 9.91 13.12 25th Pct 7.77 11.06 6.11 8.72 11.09 Median 5.45 8.91 4.29 7.25 10.30 75th Pct 3.76 7.57 3.72 6.43 9.32 90th Pct 2.25 5.69 2.92 5.32 8.41 # 44 44 43 43 37 LCG A 7.72 13.12 9.95 14.54 15.71 S&P:500 B 7.15 8.43 4.71 7.29 9.85 Growth Rank 27 9 5 5 3 Returns Rankings A (27) A (9) A (5) A (5) A (3) B (31) B (63) B (40) B (49) B (60) Alpha Information Ratio 100 90 80 70 60 50 40 30 20 10 0 10th Pct 2.43 0.32 25th Pct 1.68 0.21 Median 0.42 0.06 75th Pct (0.30) (0.05) 90th Pct (1.47) (0.27) # 37 37 LCG A 6.00 1.36 Growth Rank 3 3 Rankings A (3) A (3) Alpha Information Ratio 100 90 80 70 60 50 40 30 20 10 0 10th Pct 2.43 0.32 25th Pct 1.68 0.21 Median 0.42 0.06 75th Pct (0.30) (0.05) 90th Pct (1.47) (0.27) # 37 37 LCG A 6.00 1.36 Growth Rank 3 3 Rankings A (3) A (3)

INTECH has leveraged its process across multiple strategies INTECH currently manages assets in 14 products, all of which utilize the mathematical investment process pioneered by INTECH in 1987 Note: Launch dates for Janus’ mutual fund products sub-advised by INTECH are presented in parentheses. (LCV 2005) (2006) (2003) (LCG 2003)

Financials Dave Martin Executive Vice President and Chief Financial Officer

4Q 2006 Financial overview (1) 4Q 2006 GAAP EPS of $0.19 up from $0.15 in 3Q 2006 IM operating margin of 25.6% up from 24.9% in 3Q 2006 Average AUM of $165.1 billion up 7.8% from 3Q 2006 on strong investment performance, but revenues of $241.2 million up only 5.3% on continued AUM mix shift and lower performance fees IM operating expenses of $179.5 million in 4Q 2006 up $7.5 million from 3Q 2006 4Q 2006 results include a $1.6 million net favorable impact of unusual items (insurance recovery partially offset by proxy expenses) while 3Q 2006 results included a net unfavorable $9.5 million impact IM employee compensation and benefits expense up $12.2 million from 3Q 2006 on higher bonus accruals, lower investment team savings and strong investment performance $4.0 million increase in distribution expense primarily due to asset growth Stock buybacks continue with $124.9 million of repurchases in 4Q 2006 at an average price of $20.50 1Q 2007 compensation expenses expected to be flat to 4Q 2006 as merit increases and seasonal payroll taxes offset decline in core bonus and investment management accruals Note: The amounts presented and the discussions of our results on our Earnings Call are on a GAAP basis, unless otherwise indicated.

2006 Results demonstrate improved operating leverage Average AUM increased $21.5 billion ($ in billions) IM revenue increased $67.5 million ($ in millions) +7.8% IM operating income increased $45.7 million ($ in millions) +23.7% IM revenue yield on average AUM continues to contract on AUM mix shift IM operating margin increased from 22.3% in 2005 to 25.5% in 2006 +15.9% $193.2 $238.9 $0 $100 $200 $300 FY 2005 FY 2006 $868.3 $935.8 $0 $300 $600 $900 $1,200 FY 2005 FY 2006

Janus continues to return excess cash to shareholders On January 23, 2007, the Board of Directors approved a new $500 million buyback authorization 4Q 2006 buyback activity $125 million of repurchases 6.1 million shares repurchased $20.50 average price per share 2.9% net share reduction Full year 2006 buyback activity $493 million of repurchases 24.8 million shares repurchased $19.85 average price per share 10.4% net share reduction 19.2% net share reduction since beginning of 3Q 2004 Janus cumulative stock buyback activity since 2Q 2004 (Amount of buybacks in $ millions, shares outstanding in millions) $42 $84 $184 $239 $341 $376 $501 $606 $744 $869 $125 $501 $376 $184 $42 $84 $239 $341 $606 $744 $105 $125 $35 $102 $55 $100 $42 $42 $138 193.5 239.4 217.5 224.3 228.0 234.4 236.3 206.8 216.0 211.6 199.3 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 Amount of Stock Buybacks ($ mm) 0 50 100 150 200 250 EOP Shares Outstanding (mm) Cumulative Buyback Quarterly Stock Buyback EOP Shares Outstanding

Janus today Strong relative investment performance and improving flagship funds (1) Positive total company long-term net flows for the second consecutive year Transformed distribution model to focus on key intermediary and institutional channels Improving operating margin Positive EPS momentum Returning excess cash to shareholders via stock buybacks Data presented reflects past performance, which is no guarantee of future results. Note: References to performance reported as of 12/31/2006. Flagship funds referred to include Janus Fund and Worldwide Fund. Please see p. 7 and 31-34 for complete Lipper rankings, Morningstar ratings and performance.

Safe harbor statement This presentation includes statements concerning potential future events involving Janus Capital Group Inc. that could differ materially from the events that actually occur. The differences could be caused by a number of factors including those factors identified in Janus’ Annual Report on Form 10-K for the year ended December 31, 2005, on file with the Securities and Exchange Commission (Commission file no. 001-15253), including those that appear under headings such as “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Many of these factors are beyond the control of the company and its management. Any forward-looking statements contained in this presentation are as of the date on which such statements were made. The company assumes no duty to update them, even if experience, unexpected events, or future changes make it clear that any projected results express or implied therein will not be realized.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from janus.com. Read it carefully before you invest or send money. Janus Capital Group consists of Janus Capital Management LLC, Enhanced Investment Technologies, LLC (INTECH), and Capital Group Partners, Inc. Janus Capital Group owns 30% of Perkins, Wolf, McDonnell and Company, LLC. INTECH is a subsidiary of Janus Capital Group Inc. Indexes are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Morgan Stanley Capital International World Index (MSCI Developed World Index) is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region. The Morgan Stanley Capital International EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of Developed Market countries in Europe, Australasia and the Far East. The Morgan Stanley Capital International EAFE Growth Index is a subset of the Morgan Stanley Capital International EAFE Index and contains constituents of the Morgan Stanley Capital International EAFE Index which are categorized as growth securities. The Morgan Stanley Capital International EAFE Value Index is a subset of the Morgan Stanley Capital International EAFE Index and contains constituents of the Morgan Stanley Capital International EAFE Index which are categorized as value securities. Differences between compared investments may include objectives, sales and management fees, liquidity, volatility, tax features and other features, which may result in differences in performance. Janus funds distributed by Janus Distributors LLC (01/07) Other important disclosures

Appendix

AUM by investment discipline and distribution channel Value ($10.5bn) Domestic Intermediary ($45.3bn) $167.7 billion in AUM as of 12/31/06 By Investment Discipline By Distribution Channel Growth / Blend ($66.8bn) Money Market ($7.5bn) Global / International ($16.0bn) Fixed Income ($4.6bn) Mathematical ($62.3bn) Institutional ($62.1bn) Retail ($49.0bn) International ($11.3bn) 7% 29% 27% 37% 37% 6% 3% 4% 10% 40%

4Q 2006 EPS of $0.19 up 26.7% from 3Q 2006

Consolidated Entity

($ in millions, except AUM and per share data)	Quarter Ended: December 31, 2006	Quarter Ended: September 30, 2006	Quarter Ended: Variance (%)	Year Ended: December 31, 2006	Year Ended: December 31, 2005	Year Ended: Variance (%)
Average AUM (billions)	$ 165.1	$ 153.2	7.8%	$ 156.7	$ 135.2	15.9%
Investment Management Segment						
Revenue	$ 241.2	$ 229.0	5.3%	$ 935.8	$ 868.3	7.8%
Operating expenses	179.5	172.0	4.4%	696.9	675.1	3.2%
Operating income	61.7	57.0	8.2%	238.9	193.2	23.7%
Investment management operating margin	25.6%	24.9%		25.5%	22.3%	
Printing and Fulfillment Segment						
Revenue	24.7	21.1	17.1%	90.9	84.8	7.2%
Operating expenses	27.1	26.8	1.1%	106.8	120.1	-11.1%
Printing and fulfillment operating loss	(2.4)	(5.7)	-57.9%	(15.9)	(35.3)	-55.0%
Consolidated operating income	59.3	51.3	15.6%	223.0	157.9	41.2%
Interest expense	(10.0)	(8.1)	23.5%	(32.3)	(28.6)	12.9%
Other income, net	14.0	8.6	62.8%	39.4	39.3	0.3%
Income tax provision	(21.8)	(18.4)	18.5%	(81.9)	(67.9)	20.6%
Equity earnings of unconsolidated affiliate	1.7	1.7	0.0%	7.1	7.1	0.0%
Minority interest in consolidated earnings	(5.5)	(5.6)	-1.8%	(21.7)	(20.0)	8.5%
Net income	$ 37.7	$ 29.5	27.8%	$ 133.6	$ 87.8	52.2%
Diluted earnings per share	$ 0.19	$ 0.15	26.7%	$ 0.66	$ 0.40	65.0%
Weighted average diluted shares outstanding (millions)	196.0	202.2		203.5	219.1	

26

IM operating margins continue to improve

Investment Management Segment

($ in millions, except AUM and per share data)	Quarter Ended December 31, 2006	Quarter Ended September 30, 2006	Variance (%)	Year Ended December 31, 2006	Year Ended December 31, 2005	Variance (%)
Average AUM ($ in billions)	$ 165.1	$ 153.2	7.8%	$ 156.7	$ 135.2	15.9%
Revenue						
Investment management fees	$ 194.1	$ 183.5		$ 750.2	$ 673.1	
Performance fees	2.4	4.0		14.9	26.8	
Other	44.7	41.5		170.7	168.4	
Total revenue	241.2	229.0	5.3%	935.8	868.3	7.8%
Basis points						
Investment management fees basis points	*46.6*	*47.5*		*47.9*	*49.8*	
Investment management fees and performance fees	*47.2*	*48.6*		*48.8*	*51.8*	
Operating expenses						
Employee compensation and benefits	82.9	70.7		315.2	299.5	
Long-term incentive compensation	20.7	17.0		82.7	75.1	
Marketing and advertising	8.6	6.6		28.3	30.4	
Distribution	30.1	26.1		110.2	102.9	
Depreciation and amortization	7.8	7.6		32.0	35.9	
General, administrative and occupancy	33.0	33.5		131.6	135.1	
Restructuring and impairments	0.5	10.5		11.0	5.5	
Mutual fund investigation recoveries, net of charges	(4.1)	-		(14.1)	(9.3)	
Total operating expense	179.5	172.0	4.4%	696.9	675.1	3.2%
Operating income	$ 61.7	$ 57.0	8.2%	$ 238.9	$ 193.2	23.7%
Operating margin	25.6%	24.9%		25.5%	22.3%	

27

Free cash flow and liquidity position remain strong Note: Free cash flow is defined as cash flow from operations less capital expenditures. The comparable GAAP measure is cash flow from operations. Free Cash Flow from Operations ($ in millions) December 31, September 30, December 31, 2006 2006 2005 Cash provided by operating activities 104.3 $ 50.7 $ 70.8 $ Less: capital expenditures (6.3) (2.8) (6.7) Free Cash Flow (1) 98.0 $ 47.9 $ 64.1 $ Liquidity by Legal Entity ($ in millions) December 31, September 30, December 31, 2006 2006 2005 Janus Capital Group 293.2 $ 369.7 $ 372.5 $ 45.9 98.4 123.9 91.9 100.2 99.8 431.0 568.3 596.2 Capital Group Partners 266.5 203.3 180.1 35.3 82.7 110.4 301.8 286.0 290.5 Consolidated Janus Capital Group 732.8 $ 854.3 $ 886.7 $ Quarter Ended Total Marketable Securities Cash Total Investments in Mutual Funds Marketable Securities Cash

Reconciliation of non-GAAP amounts – full year 2005

In 2005, Janus management analyzed its historical results after adjusting for certain items that were not ongoing or were non-operational in nature. The company believed that excluding these items was useful to management and investors because it provided a more comparable basis for evaluating Janus' operating results and financial performance over time. Internally, these adjusted results were used to evaluate the performance of the company. See notes to non-GAAP adjustments on p. 30.

	Year Ended December 31, 2005						
($ in millions, except per share data)	Investment Management	Non-GAAP Adjustments	Investment Management Adjusted	Printing and Fulfillment	Non-GAAP Adjustments	Printing and Fulfillment Adjusted	Adjusted Total
Revenues	$ 868.3	$ -	$ 868.3	$ 84.8	$ -	$ 84.8	$ 953.1
Operating expenses							
Employee compensation and benefits	299.5	(9.8) [1]	289.7	5.5	-	5.5	295.2
Long-term incentive compensation	75.1	(1.5) [1]	73.6	0.2	-	0.2	73.8
Marketing and advertising	30.4	(2.0) [2]	28.4	-	-	-	28.4
Distribution	102.9	-	102.9	-	-	-	102.9
Depreciation and amortization	35.9	-	35.9	7.9	-	7.9	43.8
General, administrative and occupancy	135.1	(7.9) [1] [3]	127.2	3.6	-	3.6	130.8
Cost of printing and fulfillment	-	-	-	82.9	-	82.9	82.9
Restructuring and impairments	5.5	(5.5) [4]	-	20.0	(20.0) [4]	-	-
Provision for mutual fund investigation	(9.3)	9.3 [5]	-	-	-	-	-
Total	675.1	(17.4)	657.7	120.1	(20.0)	100.1	757.8
Operating income (loss)	**193.2**	**17.4**	**210.6**	**(35.3)**	**20.0**	**(15.3)**	**195.3**
Operating margin	*22.3%*		*24.3%*	*-41.6%*		*-18.0%*	*20.5%*
Interest expense	(28.6)	-	(28.6)	-	-	-	(28.6)
Other income, net	37.9	(9.9) [6]	28.0	1.4	-	1.4	29.4
Income tax benefit (provision)	(72.8)	(2.2) [7]	(75.0)	4.9	-	4.9	(70.1)
Equity earnings of unconsolidated affiliate	7.1	-	7.1	-	-	-	7.1
Minority interest in consolidated earnings	(20.0)	-	(20.0)	-	-	-	(20.0)
Net income (loss)	**$ 116.8**	**$ 5.3**	**$ 122.1**	**$ (29.0)**	**$ 20.0**	**$ (9.0)**	**$ 113.1**
Diluted earnings (loss) per share	**$ 0.53**	**$ 0.02**	**$ 0.56**	**$ (0.13)**	**$ 0.09**	**$ (0.04)**	**$ 0.52**

29

Notes to non-GAAP adjustments Notes: Severance charges related to the departure of the Chief Financial Officer, Principal Operating Officer and other administrative personnel and expenses incurred as a result of the August 2005 cost reduction plan. Costs associated with the settlement-mandated fund proxy mailing. Accrual related to the possible resolution of certain legal-related matters. Charges related to the closure of a Bay Isle Financial LLC facility in Oakland, California, severance of a Bay Isle portfolio manager and impairment of intangibles associated with the loss of institutional accounts. Insurance recoveries of $14.4 million for costs incurred related to the mutual fund investigation, net of ongoing legal fees. Realized gain on the sale of investments. In the first half of 2005, the Company reduced its seed capital investments by $48.8 million which produced after-tax gains of $6.1 million. Included in the second half of 2005 are $3.8 million of investment gains which are considered a component of normal investing activity and therefore, have not been adjusted. Includes tax effect of adjustments and $5.0 million for the reversal of a tax contingency. Impairment charge recorded to reduce goodwill at Rapid Solutions Group (the operating unit of the Printing and Fulfillment segment).

Morningstar RatingTM based on risk-adjusted returns as of December 31, 2006 Data presented reflects past performance, which is no guarantee of future results. Notes: (1)Closed to new investors. (2)Rating is for this share class only; other classes may have different performance characteristics. For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Janus Investment Fund ("JIF") The Overall Morningstar Rating TM is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating TM metrics. Fund Category Stars # of Funds Stars # of Funds Stars # of Funds Stars # of Funds Janus Fund Large Growth Funds ««« 1405 ««« 1405 ««« 1109 ««« 447 Janus Enterprise Fund Mid-Cap Growth Funds ««« 823 ««««« 823 «««« 665 «« 264 Janus Growth and Income Fund Large Growth Funds ««««« 1405 ««««« 1405 «««« 1109 ««««« 447 Janus Research Fund Large Growth Funds ««« 1405 «««« 1405 ««« 1109 ««« 447 Janus Orion Fund Mid-Cap Growth Funds «««« 823 ««««« 823 «««« 665 N/A Janus Twenty Fund (1) Large Growth Funds ««««« 1405 ««««« 1405 ««««« 1109 «««« 447 Janus Venture Fund (1) Small Growth Funds «««« 648 «««« 648 «««« 532 ««« 215 Janus Triton Fund Small Growth Funds N/A N/A N/A N/A Janus Global Research Fund Large Growth Funds N/A N/A N/A N/A Janus Global Life Sciences Fund Specialty-Health Funds ««« 188 ««« 188 ««« 158 N/A Janus Global Technology Fund Specialty-Technology Funds «««« 288 ««« 288 «««« 259 N/A Janus Overseas Fund Foreign Large Growth Funds ««««« 206 ««««« 206 ««««« 174 «««« 71 Janus Worldwide Fund World Stock Funds «« 415 « 415 « 326 «« 154 Janus Global Opportunities Fund World Stock Funds ««« 415 «« 415 ««« 326 N/A Janus Balanced Fund Moderate Allocation Funds «««« 840 «««« 840 ««« 626 «««« 349 INTECH Risk-Managed Stock Fund Large Blend Funds ««««« 1574 ««««« 1574 N/A N/A Janus Fundamental Equity Fund Large Blend Funds ««««« 1574 ««««« 1574 «««« 1238 ««««« 518 Janus Contrarian Fund Large Blend Funds ««««« 1574 ««««« 1574 ««««« 1238 N/A Janus Mid Cap Value Fund - Investor Shares (2) Mid-Cap Value Funds ««« 268 ««« 268 ««« 186 N/A Janus Small Cap Value Fund - Investor Shares (1,2) Small Value Funds «« 304 «« 304 «« 220 «««« 71 Janus Federal Tax-Exempt Fund Muni National Long Funds «« 284 ««« 284 «« 266 «« 196 Janus Flexible Bond Fund Intermediate-Term Bond Funds ««« 951 ««« 951 «««« 759 ««« 364 Janus High-Yield Fund High Yield Bond Funds «««« 472 ««« 472 ««« 386 «««« 152 Janus Short-Term Bond Fund Short-Term Bond Funds ««« 371 ««« 371 ««« 250 ««« 153 Janus Smart Portfolio-Growth Moderate Allocation Funds N/A N/A N/A N/A Janus Smart Portfolio-Moderate Moderate Allocation Funds N/A N/A N/A N/A Janus Smart Portfolio-Conservative Conservative Allocation Funds N/A N/A N/A N/A Percent of funds rated 4 / 5 Stars 50.0% 50.0% 47.6% 46.7% Ten-Year Rating Overall Rating Three-Year Rating Five-Year Rating

Latest fund performance Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit janus.com for current month end performance. Total returns include reinvestment of dividends and capital gains. Please see footnotes on the following pages. Janus Investment Funds ("JIF") Inception Life of Fund Date 1 Year 3 Year 5 Year 10 Year Fund Growth Funds Janus Fund 2/70 10.59 6.38 2.81 6.12 13.73 Janus Twenty Fund (2) 4/85 12.30 15.04 7.71 9.91 13.42 Janus Research Fund (3) 5/93 8.65 8.74 3.82 8.57 12.40 Janus Orion Fund (5) 6/00 18.64 18.13 10.74 -- (0.02) Janus Enterprise Fund 9/92 13.22 15.04 8.20 7.37 11.44 Janus Venture Fund (2,4) 4/85 23.58 13.84 10.83 10.31 13.72 Janus Global Research Fund (6) 2/05 18.40 -- -- -- 20.18 Janus Triton Fund (4) 2/05 15.85 -- -- -- 18.57 Core Funds Janus Growth and Income Fund 5/91 7.82 10.71 5.83 10.71 13.23 Janus Contrarian Fund (8) 2/00 24.58 21.01 15.69 -- 10.43 Janus Balanced Fund 9/92 10.56 9.00 6.60 9.70 11.25 Janus Fundamental Equity Fund (7) 6/96 10.28 13.44 8.09 11.84 12.78 INTECH Risk-Managed Stock Fund (9,10) 2/03 11.37 13.33 -- -- 18.47 International/Global Funds Janus Overseas Fund (7,9,11,12) 5/94 47.21 32.21 19.19 14.42 15.31 Janus Worldwide Fund (9) 5/91 17.90 9.61 3.89 6.82 11.34 Janus Global Technology Fund (7,9) 12/98 7.98 6.82 1.16 -- 3.47 Janus Global Life Sciences Fund (7,9) 12/98 (1.95) 7.90 2.27 -- 8.83 Janus Global Opportunities Fund (9) 6/01 11.19 10.10 9.21 -- 9.72 Value Funds Janus Mid Cap Value Fund - Inv. (5,7,14) 8/98 15.25 14.61 12.76 -- 17.58 Janus Small Cap Value Fund - Inv. (2,5,13) 10/87 12.37 11.60 9.92 14.48 14.45 Income Funds Janus Flexible Bond Fund (7,15,16) 7/87 4.12 3.24 5.17 5.83 7.48 Janus High-Yield Fund (5,7,9,15,16) 12/95 11.10 7.70 8.26 6.96 8.40 Janus Short-Term Bond Fund (7,15,16,17) 9/92 4.21 2.55 3.03 4.58 4.66 Janus Federal Tax-Exempt Fund (15,16,17,18) 5/93 4.26 3.09 4.46 4.36 4.59 Asset Allocation Funds Janus Smart Portfolio-Growth 12/05 18.51 -- -- -- 18.45 Janus Smart Portfolio-Moderate 12/05 14.28 -- -- -- 14.24 Janus Smart Portfolio-Conservative 12/05 11.09 -- -- -- 11.05 Average Annual Total Returns (%) for Periods Ended 12/31/06 (1)

Notes: All figures unaudited. Closed to new investors. Effective December 31, 2006, Janus Mercury Fund changed its name to Janus Research Fund. The Fund will continue to be managed with the same investment objective and strategies. This Fund has been significantly impacted, either positively or negatively, by investing in initial public offerings (IPOs). Due to certain investment strategies, some funds may have an increased position in cash. Effective December 31, 2006, Janus Research Fund changed its name to Janus Global Research Fund and adopted an additional investment strategy to normally invest at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. The Fund will invest at least 80% of its net assets in the type of securities described by its name. The Fund held approximately 18.16% of its assets in Indian securities as of September 30, 2006 and the Fund has experienced significant gains due, in part, to its investments in India. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India. A 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. Returns have sustained significant gains due to market volatility in the financials and consumer discretionary sectors. The Fund held approximately 14.83% and 14.86% of its assets in India and Brazil securities, respectively, as of September 30, 2006, and the Fund has experienced significant gains due, in part, to its investments in India and Brazil. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India and/or Brazil. Returns shown for Janus Small Cap Value Fund prior to April 21, 2003 are those of Berger Small Cap Value Fund. Returns shown for Janus Mid Cap Value Fund prior to April 21, 2003 are those of Berger Mid Cap Value Fund. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bonds funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the fund by the portfolio manager. As of December 31, 2006, the 30-day SEC Yield was 3.94% on Janus Federal Tax-Exempt Fund, 5.04% on Janus Flexible Bond Fund, 6.21% on Janus High-Yield Fund and 4.62% on Janus Short-Term Bond Fund. Janus Capital has contractually agreed to waive Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund’s total operating expenses to the levels indicated in the prospectus until at least March 1, 2007. Without such waivers, Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund’s yield as of December 31, 2006 would have been 4.27% and 3.60%, respectively and total returns would have been lower. Income may be subject to state or local taxes and to a limited extent certain federal tax. Capital gains are subject to federal, state and local taxes. Latest fund performance (cont’d)

Latest fund performance (cont’d) Because Janus Capital is the adviser to the Janus Smart Portfolios and to the underlying funds held within the Portfolios, it is subject to certain potential conflicts of interest when allocating the assets of the Portfolios among underlying Janus funds. Differences between compared investments may include objectives, sales and management fees, liquidity, volatility, tax features and other features, which may result in differences in performance. A fund’s performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the fund(s) may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPO”s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com for more information about risk, fund holdings and details. The proprietary mathematical process used by Enhanced Investment Technologies LLC (“INTECH”) may not achieve the desired results. Since the portfolio is regularly balanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a "buy and hold" or index fund strategy.

Additional INTECH composite performance

INTECH Composite Relative Performance and Rankings [1] (Returns shown net of fees)	Inception Date	Annualized Returns (%) for Periods Ended 9/30/06					Since Inception	
		1 Year	3 Year	5 Year	10 Year	Since Inception	Alpha	Information Ratio
Broad Large Cap Growth Composite	11/00							
Percentile Ranking		39	20	7	--	11	10	4
# in Category		44	44	43	--	43	43	43
Net return		5.72	11.04	7.43	--	(0.70)	--	--
Russell 1000 Growth Index		6.05	8.37	4.42	--	(5.66)	--	--
Broad Enhanced Plus Composite	4/01							
Percentile Ranking		76	34	9	--	7	8	7
# in Category		42	42	42	--	42	42	42
Net return		9.00	14.06	9.74	--	7.10	--	--
Russell 1000 Index		10.25	12.78	7.64	--	4.92	--	--
Enhanced Index Composite	4/98							
Percentile Ranking		45	25	17	--	10	10	8
# in Category		19	19	19	--	19	19	19
Net return		10.72	13.24	7.98	--	5.10	--	--
S&P 500 Index		10.79	12.30	6.97	--	3.90	--	--
Large Cap Core Composite	8/01							
Percentile Ranking		77	4	5	--	5	4	12
# in Category		42	42	42	--	42	42	42
Net return		8.67	16.49	10.76	--	7.08	--	--
S&P 500 Index		10.79	12.30	6.97	--	3.71	--	--
Broad Large Cap Value Composite	8/04							
Percentile Ranking		56	--	--	--	38	53	53
# in Category		50	--	--	--	50	50	50
Net return		11.37	--	--	--	16.05	--	--
Russell 1000 Value Index		14.59	--	--	--	15.91	--	--
Global Core Composite	1/05							
Percentile Ranking		73	--	--	--	22	12	13
# in Category		20	--	--	--	20	20	20
Net return		12.72	--	--	--	13.65	--	--
MSCI Developed World Index		14.74	--	--	--	12.23	--	--
Large Cap Value Composite	7/93							
Percentile Ranking		26	6	11	11	11	10	3
# in Category		50	50	50	49	45	45	45
Net return		14.60	18.63	11.23	11.87	12.94	--	--
S&P 500 / Citigroup Value Index		15.18	16.45	9.21	9.51	10.97	--	--

Note:
(1) Rankings calculated by CAI based on gross returns. Returns for periods greater than 1 year are annualized. Past performance cannot guarantee future results. Please see notes to performance on p. 37.

35

Latest INTECH performance (1) Note: Returns for periods greater than 1 year are annualized. Past performance cannot guarantee future results. Please see notes to performance on p. 37. Inception Since Composite and Respective Index Date 1 Year 3 Year 5 Year 10 Year Inception (Returns shown net of fees) Large Cap Growth Composite 7/93 7.50 10.01 7.71 13.79 15.11 S&P 500 / Citigroup Growth Index 10.86 6.77 3.17 7.06 10.05 Enhanced Plus Composite 7/87 14.29 12.72 8.34 10.54 12.01 S&P 500 Index 15.80 10.44 6.19 8.42 10.74 Broad Large Cap Growth Composite 11/00 7.39 9.52 5.29 -- 0.20 Russell 1000 Growth Index 9.09 6.88 2.70 -- (4.55) Broad Enhanced Plus Composite 4/01 13.52 12.18 8.41 -- 7.96 Russell 1000 Index 15.46 10.98 6.82 -- 5.93 Enhanced Index Composite 4/98 13.88 11.18 6.85 -- 5.65 S&P 500 Index 15.80 10.44 6.19 -- 4.56 Large Cap Core Composite 8/01 11.60 13.97 9.37 -- 7.81 S&P 500 Index 15.80 10.44 6.19 -- 4.78 Broad Large Cap Value Composite 8/04 17.94 -- -- -- 17.58 Russell 1000 Value Index 22.21 -- -- -- 17.85 Global Core Composite 1/05 20.21 -- -- -- 17.15 MSCI Developed World Index 20.65 -- -- -- 15.21 Large Cap Value Composite 7/93 19.76 16.30 11.23 11.84 13.28 S&P 500 / Citigroup Value Index 20.81 14.12 9.16 9.33 11.37 Annualized Returns (%) for Periods Ended 12/31/06

Latest INTECH performance (cont’d) Your principal may be at risk during adverse market periods. Performance of the composite reflects reinvestment of dividends and other earnings. Portfolio results shown are the time-weighted rates of return using daily valuation. Net performance results are reduced by the maximum fee charged by INTECH for each product listed. Composites include all actual, fee-paying discretionary accounts with comparable investment objectives and risks under management for at least one month. The index returns shown are the total return of the stocks in the respective Standard & Poor’s Index, including reinvestment of dividends for the period indicated. The Standard & Poor’s Composite Stock Index (“the S&P 500 Index”) is composed of 500 common selected stocks, over 95% of which are listed on the New York Stock Exchange (NYSE). Standard & Poor’s Corporation (“Standard & Poor’s”, “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc.) chooses the stocks to be included in the index on a statistical basis taking into account market values and industry diversification. Inclusion in the index in no way implies an opinion by Standard & Poor’s Corporation as to a stock’s attractiveness as an investment, and Standard & Poor’s Corporation is not affiliated with any INTECH portfolio. The S&P 500/Citigroup Growth Index is a capitalization-weighted index.  The S&P 500/Citigroup style indices allow for overlap between growth and value.  Approximately 1/3 of the market capitalization of the S&P 500 Index will represent pure growth and will be allocated to the growth index.  Approximately 1/3 of the market capitalization of the S&P 500 Index will represent pure value and will be allocated to the value index.  The remaining stocks that are neither pure growth nor pure value will be apportioned between the two style indices.  The S&P 500/Citigroup style indices will be reconstituted annually.  The annual reconstitution of the S&P 500/Citigroup style indices will occur annually on the 3rd Friday of December to coincide with futures and options expiration. From inception to 12/31/2005, the portfolio's benchmark was the S&P 500/Barra Growth Index (the "Barra Index").  During the period from 1/01/2006 to 3/31/2006, the benchmark return consisted partially of the return of the Barra Index and the S&P 500/Citigroup Growth Index (the "Citigroup Index") to resemble the portfolio's composition during the transitional period. The index data for the Large Cap Growth index above is representative of this change. The S&P 500/Citigroup Value Index is a capitalization-weighted index. The S&P 500/Citigroup style indices allow for overlap between growth and value. Approximately 1/3 of the market capitalization of the S&P 500 Index will represent pure growth and will be allocated to the growth index. Approximately 1/3 of the market capitalization of the S&P 500 Index will represent pure value and will be allocated to the value index.  The remaining stocks that are neither pure growth nor pure value will be apportioned between the two style indices. The S&P 500/Citigroup style indices will be reconstituted annually.  The annual reconstitution of the S&P 500/Citigroup style indices will occur annually on the 3rd Friday of December to coincide with futures and options expiration. From inception to 12/31/2005, the portfolio's benchmark was the S&P 500/Barra Value Index (the "Barra Index"). During the period from 1/01/2006 to 3/31/2006, the benchmark return consisted partially of the return of the Barra Index and the S&P 500/Citigroup Value Index (the "Citigroup Index") to resemble the portfolio's composition during the transitional period. The index data for the Large Cap Value Composite above is representative of this change. Alpha is a coefficient measuring the portion of an investment’s return arising from specific (non-market) risk. Information ratio is a measure of portfolio management’s performance against risk and return relative to a benchmark or alternative measure.